Exhibit 99.1

Investor Relations

Jennifer Larson

(617) 368-5152

Media Contact

Jessica Paar

(617) 368-5060

Boston Beer Financial Guidance Update

BOSTON, MA, September 8, 2021 /PRNewswire/ – Since The Boston Beer Company, Inc.’s (the “Company’s”) last guidance update for fiscal year 2021 financial performance, the market for hard seltzer products has continued to experience decelerating growth trends. Industry reports have estimated that the full year 2021 volume for the hard seltzer market retail sales will have over 100 million fewer cases than the volumes estimated in May 2021 and over 30 million fewer cases than the volumes estimated in July 2021.  While demand for the Company’s hard seltzer products continues to grow at faster than category rates in measured off-premise channels, we believe there will be continuing uncertainty about hard seltzer demand trends for the remainder of 2021.

As a result of this uncertainty and its impact on our volume trends, the Company is withdrawing its 2021 financial guidance issued on July 22, 2021. Further, the Company now expects to incur hard seltzer-related inventory write-offs, shortfall fees payable to 3rd party brewers, and other costs that will be expensed during the remainder of fiscal 2021.  As a result, the Company currently expects full year 2021 earnings per diluted share will fall below the previously-reported estimate of between $18.00 and $22.00, excluding the impact of ASU 2016-09.

The Company will continue to review its volume projections and the related impact on its business and full year financial results in light of evolving market conditions and will update its progress on its next scheduled earnings call scheduled for October 21, 2021.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact are forward-looking statements. The words “expect,” “believe,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to business strategy, future operations, prospects, and plans and objectives of management, as well as information concerning market trends. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements.

The forward-looking statements are based on management’s current expectations and should not be construed in any manner as a guarantee that such results will in fact occur or will occur on the contemplated timetable. All forward-looking statements speak only as of the date of this release and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In addition to risks and uncertainties associated with ordinary business operations, the forward-looking statements contained in this release are subject to other risks and uncertainties, including changes in the projected growth in demand for the Company’s hard seltzer products and the resulting impacts on the Company’s expected financial performance, the accuracy of all projections, and other factors and uncertainties disclosed from time-to-time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 26, 2020 and its Quarterly Reports on Form 10-Q for the periods ended March 27, 2021 and June 26, 2021, which could cause actual future performance to differ from current expectations.

About the Company

The Boston Beer Company, Inc. (NYSE: SAM) began in 1984 brewing Samuel Adams beer and the Samuel Adams brand is currently recognized as one of the largest and most respected craft beer brands.  Our portfolio of brands also includes Truly Hard Seltzer, Twisted Tea, Angry Orchard Hard Cider, and Dogfish Head Brewery as well as other craft beer brands such as Angel City Brewery and Coney Island Brewing. For more information, please visit our investor relations website at www.bostonbeer.com, which includes links to all of our respective brand websites.

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